UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2004

KEYNOTE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-27241	94-3226488
(Commission File Number)	(IRS Employer Identification No.)

777 Mariners Island Boulevard, San Mateo, CA	94404
(Address of principal executive offices)	(Zip Code)

(650) 403-2400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

SIGNATURE

Exhibit 99.2

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ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b) Pro Forma Financial Information

Item 9.01(b) of the Form 8-K filed by Keynote Systems, Inc. on November 29, 2004 is hereby amended to correct two numbers in the Pro Forma Combined Column of the Unaudited Pro Forma Condensed Consolidated Balance Sheets as of June 30, 2004 and Unaudited Pro Forma Condensed Combined Statements of Operations for Keynote Systems Inc. and Vividence Corporation for the nine months ended June 30, 2004 appearing in exhibit 99.2 to this report, which is incorporated herein by reference. The two changes did not affect the pro forma combined stockholders equity, revenue, or net income contained in the report previously filed.

(c) Exhibits

Item 9.01(c) of the Form 8-K filed by Keynote Systems, Inc. on September 17, 2004 is hereby amended to include a revised exhibit 99.02, which was revised as described in paragraph (b) above.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYNOTE SYSTEMS, INC.

Date: December 6, 2004	By:	/s/ Peter Maloney
Peter Maloney
Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.2	Unaudited Pro Forma Condensed Combined Financial Information

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